SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 25, 2003

ATLANTIC BANCGROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	001-15061	59-3543956
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)		Identification No.)

1315 South Third Street
Jacksonville Beach, Florida 32250
(address of principal executive offices)
Registrant’s telephone number: (904) 247-9494

ITEM 7.   Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is being furnished with this Report:

99.1   Press Release (solely furnished and not filed for purposes of Item 12).

ITEM 12.   Results of Operation and Financial Condition

On October 30, 2003, Atlantic BancGroup, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

Date: October 30, 2003

Atlantic BancGroup, Inc.
(Registrant)

By: /s/ Barry W. Chandler
Barry W. Chandler
President and Chief Executive Officer